UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
15 Investment Portfolio
27 Statement of Assets and Liabilities
29 Statement of Operations
30 Statement of Changes in Net Assets
31 Financial Highlights
36 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Tax Information
52 Investment Management Agreement Approval
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Overview of Market and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund's Class A shares produced a total return of -1.36% for the 12 months ended October 31, 2011. Effective April 15, 2011, the fund changed its name, investment objective and investment policies, and in doing so, adopted a new benchmark. The fund's former benchmark, the Barclays Capital 1-3 Year Government/Credit Index, produced a total return of 1.21% for the one-year period.1 The fund's new benchmark, the Barclays Capital Corporate 1-Year Duration Index, produced a total return of 0.94% for the same period.2

The U.S. Federal Reserve Board (the Fed) left its benchmark short-term interest rate at essentially zero during the 12 months, maintaining a target range of between 0% and 0.25%. In addition, the Fed in November 2010 initiated a second round of bond purchases designed to keep market interest rates low. The market had been anticipating this type of action for some time, however, and bonds actually traded down and rates rose once details of the program were confirmed. In addition, economic data appeared to show signs of strengthening as 2010 drew to a close. The result was a significant rise in overall interest rates from historically low levels.

However, the upward trend with interest rates began to slow and eventually reverse as 2011 progressed, as the markets attempted to digest unsettling news, including political unrest in the Middle East and an earthquake and tsunami in Japan. Despite accommodative monetary policy, weakness in employment and housing increasingly raised concerns over the possibility of a dip into a second U.S. recession. In addition, heading into the summer, the threat of a default by Greece on its sovereign debt began to loom over the global credit markets.3 Adding to the uncertain backdrop, the U.S. Congress engaged in a fractious debate over raising the government debt ceiling. The issue was resolved in early August 2011 avoiding any technical default on U.S. debt. However, the inability to make progress on longer-term reforms necessary to address the structural gap between revenues and expenditures was disheartening to markets and led Standard and Poor's® to lower the U.S. debt rating.4 Soon after, the Fed announced its intention to leave short-term rates at zero through mid-2013, reflecting heightened concern over growth prospects.

The unsettled backdrop led to a sharp decline in market interest rates in August and September of 2011. In addition, in a counterintuitive development, investors took the U.S. credit rating downgrade as a sign of an overall deterioration in conditions and retreated to the perceived safety of U.S. Treasury securities. This flight to safety led to a significant widening of credit spreads — the incremental yield provided by lower-rated debt instruments versus U.S. Treasury securities.5 As the fiscal period concluded, all eyes were on Europe as leaders attempted to put together a package that would avert a default by Greece and forestall a series of events with the potential to severely impact the global financial system and global growth prospects.

For the full 12 months ended October 31, 2011, interest rates fell along the entire Treasury yield curve and ended at extraordinarily low levels.6 To illustrate, the two-year yield went from 0.34% to 0.25%, the five-year from 1.17% to 0.99%, the 10-year from 2.63% to 2.17% and the 30-year from 3.99% to 3.16%.

Positive Contributors to Performance

The most notable contributor to performance occurred during the first half of the period ended October 31, 2011, where the fund's focus on investment-grade corporate bonds and other spread sectors added to relative return as credit-oriented assets benefited from signs the economy was pulling out of the post-financial-crisis slump.7

Negative Contributors to Performance

In August and September 2011, as concerns over global growth and European debt emerged and investors turned to the perceived safety of U.S. Treasury securities, performance lagged in sectors that traded at a yield spread versus U.S. Treasuries. The fund's focus on spread sectors in the second half of the period ended October 31, 2011, became a detractor to overall fund performance for the entire 12-month period as a result.

Among sectors that trade at a yield spread versus U.S. Treasuries, our exposures to lower-rated areas of the market, in particular leveraged loans and high-yield corporate debt, created the biggest drag on returns in an environment of widening credit spreads.8 In addition, within investment-grade corporate bonds, our overweight exposure to financial issues hurt relative performance as the sector was impacted by speculation on the potential impact default by Greece could have on banks worldwide.9,10

Since April 2011, we have used derivative positions to maintain overall portfolio duration at zero to provide less sensitivity to changes in interest rates. In an environment of falling interest rates and rising bond prices, this also constrained returns versus the benchmark.11

Outlook and Positioning

To better position the fund for a rising interest rate environment, slight changes were made to the fund's investment strategy in April 2011. These changes included shortening the fund's average portfolio duration target, and increasing the fund's flexibility to invest in floating-rate loans and other below-investment-grade securities.

As of October 31, 2011, the bulk of the portfolio was allocated as follows: 38% to investment-grade corporate bonds, 10% to agency- and government-backed securities, 10% to commercial mortgage-backed securities (CMBS), 9% to residential mortgage-backed securities and 22% to leveraged loans.12 Through the use of derivative positions, we are hedging the fund's interest rate exposure to keep overall portfolio duration at 0 years versus 0.9 years for the Barclays Capital Corporate 1-Year Duration Index.13

We continue to view credit-oriented sectors, including financials within corporates, as attractive on a relative basis. We believe corporate fundamentals are strong, as reflected in low leverage and significant cash on balance sheets. In addition, interest rates are low and debt markets are liquid, easing corporate refinancings. However, we believe the timetable for resolving the debt issues in Europe is likely to be protracted and that credit markets are likely to be jittery along the way as a result. In addition, as developed market governments wrestle with balancing budgets, we believe there is risk of a global recession. As a result, we have increased the emphasis on quality and liquidity within the portfolio, while maintaining a focus toward credit sectors.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Ultra-Short Duration Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

William Chepolis, CFA

Gary Russell, CFA

Eric S. Meyer, CFA

John D. Ryan

Ohn Choe, CFA

Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays Capital 1-3 Year Government/Credit Index tracks the performance of U.S. government agency and Treasury securities, as well as investment-grade corporate debt securities, with maturities of one to three years.

2 The Barclays Capital Corporate 1-Year Duration Index tracks the performance of the short-term U.S. corporate bond market.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Sovereign debt" refers to government bonds issued in a foreign currency.

4 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

5 "Credit spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

6 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

7 Spread sectors include all non-U.S. Treasury investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

8 "Leveraged loans" refers to loans extended to companies already having a considerable amount of debt.

9 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

10 Default is the failure to pay interest or principal on debt securities when they are due.

11 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.

12 Commercial mortgage-backed securities (CMBS) are backed by loans on commercial real estate properties. ABS are backed by home equity loans, credit card receivables, auto loans and other consumer loans.

13 A derivative is a financial instrument that derives its value from another security or index.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-1.36%	3.20%	1.70%	2.42%
Class B	-2.09%	2.43%	0.93%	1.70%
Class C	-2.08%	2.44%	0.94%	1.69%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-4.07%	2.24%	1.14%	2.14%
Class B (max 4.00% CDSC)	-4.95%	1.80%	0.76%	1.70%
Class C (max 1.00% CDSC)	-2.08%	2.44%	0.94%	1.69%
No Sales Charges
Class S	-1.09%	3.50%	1.98%	2.52%
Institutional Class	-1.09%	3.46%	1.95%	2.59%
Barclays Capital Corporate 1-Year Duration Index+	0.94%	3.30%	3.13%	3.11%
Barclays Capital 1-3 Year Government/Credit Index++	1.21%	3.56%	4.11%	3.60%

Prior to April 15, 2011 this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.08%, 1.89%, 1.80%, 0.79% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Ultra-Short Duration Fund — Class A [] Barclays Capital Corporate 1-Year Duration Index+ [] Barclays Capital 1-3 Year Government/Credit Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

++ The Barclays Capital 1-3 Year Government /Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

On April 15, 2011, the Barclays Capital Corporate 1-Year Duration Index replaced the Barclays Capital 1-3 Year Government/Credit Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's current investment strategy.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$8.89	$8.90	$8.88	$8.90	$8.90
10/31/10	$9.32	$9.33	$9.32	$9.33	$9.34
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.31	$.24	$.24	$.33	$.33
Return of Capital	$.01	$.01	$.01	$.01	$.01
October Income Dividend	$.0327	$.0269	$.0269	$.0345	$.0346
SEC 30-day Yield as of 10/31/11+++	4.25%	3.63%	3.62%	4.61%	4.62%
Current Annualized Distribution Rate as of 10/31/11+++	4.41%	3.63%	3.64%	4.65%	4.67%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.68%, 3.33%, 3.33%, 4.33% and 4.34% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.84%, 3.33%, 3.35%, 4.37% and 4.39% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Ultrashort Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	93	of	96	96
3-Year	30	of	85	35
5-Year	55	of	79	69
Class B 1-Year	96	of	96	100
3-Year	43	of	85	50
5-Year	66	of	79	83
Class C 1-Year	95	of	96	98
3-Year	42	of	85	49
5-Year	65	of	79	82
Class S 1-Year	90	of	96	93
3-Year	17	of	85	19
5-Year	46	of	79	58
Institutional Class 1-Year	91	of	96	94
3-Year	18	of	85	21
5-Year	47	of	79	59
10-Year	13	of	47	26

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$980.10	$975.30	$976.50	$981.40	$981.40
Expenses Paid per $1,000*	$3.79	$7.57	$7.57	$2.60	$2.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,021.37	$1,017.54	$1,017.54	$1,022.58	$1,022.58
Expenses Paid per $1,000*	$3.87	$7.73	$7.73	$2.65	$2.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Ultra-Short Duration Fund	.76%	1.52%	1.52%	.52%	.52%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	10/31/11	10/31/10

Corporate Bonds	38%	57%
Loan Participations and Assignments	22%	1%
Commercial Mortgage-Backed Securities	10%	11%
Government & Agency Obligations	10%	16%
Collateralized Mortgage Obligations	8%	6%
Cash Equivalents	6%	2%
Asset-Backed	3%	5%
Municipal Bonds & Notes	2%	0%
Mortgage-Backed Securities Pass-Throughs	1%	2%
	100%	100%

Quality (Excludes Cash Equivalents)	10/31/11	10/31/10

AAA	13%	30%
AA	17%	10%
A	13%	22%
BBB	25%	30%
BB	12%	3%
B	12%	1%
Below B	2%	1%
Not Rated	6%	3%
	100%	100%

Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	3.0 years	3.1 years
Effective Duration	0.0 years	1.7 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 38.6%
Consumer Discretionary 3.3%
AutoZone, Inc., 5.75%, 1/15/2015	540,000	595,204
DISH DBS Corp., 7.125%, 2/1/2016	1,400,000	1,487,500
Fortune Brands, Inc., 6.375%, 6/15/2014	218,000	239,162
JC Penney Corp., Inc., 9.0%, 8/1/2012	500,000	527,500
News America, Inc., 7.6%, 10/11/2015	500,000	571,636
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	1,200,000	1,329,000
Wyndham Worldwide Corp., 6.0%, 12/1/2016	320,000	338,437
		5,088,439
Energy 4.1%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	500,000	574,608
Forest Oil Corp., 8.5%, 2/15/2014	1,400,000	1,512,000
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017	1,000,000	999,000
KazMunayGaz National Co., 144A, 11.75%, 1/23/2015	500,000	607,500
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015	300,000	330,460
Noble Holding International Ltd., 3.45%, 8/1/2015	300,000	317,059
Quicksilver Resources, Inc., 8.25%, 8/1/2015	1,400,000	1,463,000
Transocean, Inc., 4.95%, 11/15/2015	510,000	537,389
		6,341,016
Financials 21.6%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	995,000	974,404
AEGON NV, 4.625%, 12/1/2015	850,000	866,120
AIG-FP Matched Funding, Series 2005-28, 4.43%, 3/4/2015	160,000	150,480
Alfa MTN Issuance Ltd., 8.0%, 3/18/2015	1,000,000	1,010,000
Ally Financial, Inc., 8.3%, 2/12/2015	1,400,000	1,470,000
American International Group, Inc., 4.25%, 9/15/2014	500,000	491,810
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	520,000	604,894
Bank of America Corp., Series L, 1.848%*, 1/30/2014	500,000	473,820
Barclays Bank PLC:
144A, 2.5%, 9/21/2015	560,000	558,380
Series 1, 5.0%, 9/22/2016	250,000	265,544
6.275%*, 11/10/2025	130,000	125,450
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016	590,000	588,525
BBVA U.S. Senior SAU, 3.25%, 5/16/2014	1,200,000	1,169,538
BNP Paribas, 144A, 4.8%, 6/24/2015	500,000	481,384
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016	1,400,000	1,491,000
Capital One Financial Corp., 3.15%, 7/15/2016	615,000	625,762
Citigroup, Inc.:
4.75%, 5/19/2015	269,000	280,022
6.375%, 8/12/2014	800,000	863,635
CNA Financial Corp., 6.5%, 8/15/2016	540,000	585,727
Daimler Finance North America LLC, 6.5%, 11/15/2013	800,000	877,062
E*TRADE Financial Corp., 7.875%, 12/1/2015	1,000,000	1,016,250
FUEL Trust, 144A, 3.984%, 6/15/2016	1,000,000	988,919
General Electric Capital Corp., 5.0%, 5/15/2016	400,000	411,133
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	295,000	296,308
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	440,000	440,821
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	520,000	570,129
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	400,000	405,500
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	320,000	324,604
ING Bank NV, 144A, 1.397%*, 3/15/2013	1,000,000	986,698
Intesa Sanpaolo SpA, 144A, 2.708%*, 2/24/2014	350,000	319,428
KeyCorp, Series H, 6.5%, 5/14/2013	335,000	358,282
Lincoln National Corp., 4.3%, 6/15/2015	335,000	349,695
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	440,000	441,210
Lukoil International Finance BV, 144A, 6.375%, 11/5/2014	500,000	531,875
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015	600,000	582,079
Morgan Stanley:
2.875%, 7/28/2014	625,000	604,299
6.0%, 5/13/2014	320,000	332,451
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	280,000	284,764
Nomura Holdings, Inc., 5.0%, 3/4/2015	155,000	160,966
PC Financial Partnership, 5.0%, 11/15/2014	800,000	865,938
Principal Financial Group, Inc., 7.875%, 5/15/2014	770,000	875,719
Prudential Financial, Inc., 6.2%, 1/15/2015	230,000	252,837
RCI Banque SA, 144A, 4.6%, 4/12/2016	560,000	543,938
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	870,000	887,287
Santander U.S. Debt SA Unipersonal, 144A, 2.485%, 1/18/2013	770,000	750,059
Societe Generale, 144A, 3.1%, 9/14/2015	500,000	473,538
SunTrust Banks, Inc., 3.5%, 1/20/2017	1,000,000	1,006,679
Telecom Italia Capital SA:
4.95%, 9/30/2014	195,000	192,056
6.175%, 6/18/2014	510,000	518,057
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	470,000	491,023
6.0%, 5/1/2014	230,000	244,373
TNK-BP Finance SA, 144A, 6.25%, 2/2/2015	1,000,000	1,052,500
Ventas Realty LP, (REIT), 3.125%, 11/30/2015	195,000	192,680
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016	1,000,000	1,115,000
Woori Bank, 144A, 4.5%, 10/7/2015	400,000	410,273
		33,230,925
Health Care 0.4%
Life Technologies Corp., 4.4%, 3/1/2015	150,000	156,792
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	390,000	421,323
		578,115
Industrials 1.2%
ARAMARK Corp., 8.5%, 2/1/2015	1,400,000	1,452,500
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	385,000	408,769
		1,861,269
Information Technology 1.0%
Motorola Solutions, Inc., 5.375%, 11/15/2012	400,000	413,477
Xerox Corp., 6.4%, 3/15/2016	1,000,000	1,122,031
		1,535,508
Materials 0.2%
Airgas, Inc., 2.95%, 6/15/2016	200,000	201,200
Telecommunication Services 4.9%
American Tower Corp., 4.625%, 4/1/2015	350,000	373,457
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017	190,000	205,675
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015	360,000	363,916
Digicel Ltd., 144A, 12.0%, 4/1/2014	1,400,000	1,582,000
Frontier Communications Corp., 6.625%, 3/15/2015	1,400,000	1,442,000
Nextel Communications, Inc., Series C, 5.95%, 3/15/2014	1,400,000	1,337,000
Qwest Corp.:
7.5%, 10/1/2014	240,000	264,000
7.625%, 6/15/2015	710,000	788,100
Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,120,000	1,198,818
		7,554,966
Utilities 1.9%
Ameren Corp., 8.875%, 5/15/2014	202,000	228,535
Centrais Eletricas Brasileiras SA, 144A, 7.75%, 11/30/2015	500,000	568,750
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	410,000	439,399
Majapahit Holding BV, 144A, 7.75%, 10/17/2016	500,000	567,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 144A, 5.5%, 9/30/2014	1,000,000	1,081,700
		2,885,884
Total Corporate Bonds (Cost $58,815,997)		59,277,322

Mortgage-Backed Securities Pass-Throughs 1.4%
Federal Home Loan Mortgage Corp., 7.0%, 3/1/2013	1,727	1,760
Federal National Mortgage Association:
4.5%, 4/1/2023	369,439	393,929
5.143%*, 9/1/2038	587,409	621,494
7.0%, 4/1/2038	149,696	169,098
Government National Mortgage Association:
6.5%, with various maturities from 8/20/2034 until 2/20/2039	907,801	1,015,282
7.0%, 6/20/2038	27,922	31,787
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,109,799)		2,233,350

Asset-Backed 2.8%
Automobile Receivables 0.8%
Americredit Automobile Receivables Trust, "D", Series 2011-1, 4.26%, 2/8/2017	1,000,000	1,013,615
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	223,085	225,018
		1,238,633
Credit Card Receivables 0.4%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	294,000	323,008
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	326,000	359,966
		682,974
Home Equity Loans 0.8%
Credit-Based Asset Servicing and Securitization LLC, "A2A", Series 2007-CB2, 5.864%*, 2/25/2037	95,650	94,212
PennyMac Loan Trust, "A", Series 2010-NPL1, 144A, 4.25%*, 5/25/2050	34,606	34,400
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	155,538	151,786
"AF1", Series 2006-4, 5.545%, 1/25/2037	64,836	37,911
"AF2", Series 2006-3, 5.58%, 11/25/2036	351,114	200,711
"AF1", Series 2007-2, 5.893%, 6/25/2037	361,617	191,463
Residential Funding Mortgage Securities II, Inc., "A7", Series 2001-HI4, 7.24%, 10/25/2026	544,468	517,074
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	24,587	19,071
Structured Asset Securities Corp., "1A2B", Series 2005-7XS, 5.27%, 4/25/2035	29,451	29,424
		1,276,052
Manufactured Housing Receivables 0.8%
Green Tree Financial Corp., "A5", Series 1994-2, 8.3%, 5/15/2019	122,729	125,645
Mid-State Trust, "A", Series 4, 8.33%, 4/1/2030	1,030,710	1,037,502
		1,163,147
Total Asset-Backed (Cost $4,728,821)		4,360,806

Commercial Mortgage-Backed Securities 10.2%
Banc of America Commercial Mortgage, Inc., "AM", Series 2006-3, 5.877%*, 7/10/2044	625,000	591,930
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041	710,000	776,861
"A4", Series 2005-PW10, 5.405%, 12/11/2040	1,000,000	1,099,417
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	620,000	664,773
"A4", Series 2005-C1, 5.014%, 2/15/2038	620,000	673,946
"H", Series 2002-CKP1, 144A, 7.218%*, 12/15/2035	350,000	348,482
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	650,000	700,762
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037	646,738	648,754
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,273,361	1,280,448
"AAB", Series 2007-GG9, 5.441%, 3/10/2039	400,000	421,135
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2005-LDP1, 4.625%, 3/15/2046	89,681	90,735
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	700,000	732,828
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	657,500	674,616
"A4", Series 2006-CB14, 5.481%, 12/12/2044	620,000	668,039
"AM", Series 2006-CB16, 5.593%, 5/12/2045	500,000	465,758
"A4", Series 2006-LDP7, 5.878%*, 4/15/2045	620,000	689,723
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	173,744	170,511
"A3", Series 2002-C4, 4.071%, 9/15/2026	84,541	85,142
"A4", Series 2005-C5, 4.954%, 9/15/2030	720,000	783,584
"AM", Series 2005-C5, 5.017%, 9/15/2040	620,000	626,979
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%, 10/12/2041	620,000	680,472
Morgan Stanley Capital I:
"A4B", Series 2005-IQ10, 5.284%, 9/15/2042	620,000	664,339
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	862,387	865,318
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	593,759	593,632
"A4", Series 2005-C22, 5.269%*, 12/15/2044	620,000	687,308
Total Commercial Mortgage-Backed Securities (Cost $15,461,085)		15,685,492

Collateralized Mortgage Obligations 8.1%
American Home Mortgage Assets, "A5", Series 2007-4, 0.435%*, 8/25/2037	89,637	86,517
Banc of America Mortgage Securities, Inc.:
"1A10", Series 2005-4, 5.25%, 5/25/2035	3,464	3,433
"1A1", Series 2005-11, 5.75%, 12/25/2035	608,311	603,818
Citicorp Mortgage Securities, Inc.:
"1A6", Series 2004-6, 5.5%, 9/25/2034	200,000	203,728
"1A1", Series 2005-7, 5.5%, 10/25/2035	154,875	152,387
"1A2", Series 2006-5, 6.0%, 10/25/2036	112,576	111,845
Countrywide Alternative Loan Trust:
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	75,225	72,950
"A4", Series 2002-11, 6.25%, 10/25/2032	4,151	4,218
Countrywide Home Loans, "5A1", Series 2005-HY10, 5.319%*, 2/20/2036	505,411	338,838
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.495%*, 8/28/2047	1,756,406	1,752,582
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.796%*, 2/25/2048	183,253	183,044
Federal Home Loan Mortgage Corp.:
"AI", Series 3900, Interest Only, 3.5%, 7/15/2013	9,567,447	417,721
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	4,076,998	249,509
"DI", Series 3710, Interest Only, 4.0%, 1/15/2024	4,299,975	350,723
"NI", Series 3796, Interest Only, 4.0%, 2/15/2025	3,958,152	321,156
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018	4,256,882	306,826
"QP", Series 3149, 5.0%, 10/15/2031	187,261	187,459
"PI", Series 3561, Interest Only, 5.0%, 12/15/2031	1,539,644	58,208
"AB", Series 3197, 5.5%, 8/15/2013	73,671	74,147
"LA", Series 1343, 8.0%, 8/15/2022	121,255	142,337
"PK", Series 1751, 8.0%, 9/15/2024	422,858	502,496
Federal National Mortgage Association:
"21", Series 343, Interest Only, 4.0%, 9/1/2018	1,464,137	102,098
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023	3,192,265	222,607
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024	2,477,783	122,863
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	853,502	81,814
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	1,207,076	68,640
"27", Series 351, Interest Only, 5.0%, 4/1/2019	914,265	93,161
"SA", Series 2003-30, Interest Only, 7.405%**, 10/25/2017	1,481,686	64,137
"MS", Series 2007-97, 14.218%*, 12/25/2031	296,814	305,609
Government National Mortgage Association:
"CI", Series 2009-29, Interest Only, 4.5%, 4/20/2034	807,141	63,270
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038	692,595	81,136
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038	2,742,008	444,894
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	2,577,740	435,098
GSR Mortgage Loan Trust, "2A2", Series 2006-AR1, 2.778%*, 1/25/2036	183,458	173,227
JPMorgan Mortgage Trust, "3A2", Series 2005-A5, 5.3%*, 8/25/2035	190,303	183,990
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036	293,553	288,731
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 1.961%*, 12/25/2034	134,216	114,145
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033	280,317	285,139
"A6", Series 2002-QS19, 5.125%, 12/25/2032	178,539	182,960
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	397,082	411,476
Thornburg Mortgage Securities Trust, "4A3", Series 2007-3, 0.445%*, 6/25/2047	486,710	473,360
Vericrest Opportunity Loan Transferee, "A1", Series 2011-NL1A, 144A, 5.926%, 12/26/2050	401,550	402,055
Washington Mutual Mortgage Pass-Through Certificates Trust, "A5", Series 2005-AR5, 2.577%*, 5/25/2035	1,000,000	866,838
Waterfall Victoria Mortgage Trust, "A", Series 2010-1, 144A, 5.0%, 10/20/2056	109,193	107,925
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	35,255	34,999
"2A6", Series 2005-11, 5.5%, 11/25/2035	671,121	668,652
Total Collateralized Mortgage Obligations (Cost $13,311,794)		12,402,766

Government & Agency Obligations 10.1%
Other Government Related (a) 2.3%
BRFkredit AS, 144A, 2.05%, 4/15/2013	890,000	907,406
Dexia Credit Local, 144A, 2.75%, 1/10/2014	500,000	477,246
Eksportfinans ASA, 3.0%, 11/17/2014	500,000	521,938
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	680,000	661,417
Qatari Diar Finance QSC, 144A, 3.5%, 7/21/2015	880,000	915,200
		3,483,207
Sovereign Bonds 3.3%
Kommunalbanken AS, 144A, 2.75%, 5/5/2015	520,000	548,254
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015	620,000	640,486
Republic of Italy, 2.125%, 10/5/2012	500,000	490,989
Republic of Lithuania, 144A, 6.75%, 1/15/2015	1,000,000	1,080,000
Republic of Poland, 3.875%, 7/16/2015	440,000	452,672
Republic of Venezuela, 8.5%, 10/8/2014	500,000	463,750
Russian Foreign Bond, 144A, 3.625%, 4/29/2015	1,000,000	1,017,500
Ukraine Government, 144A, 6.875%, 9/23/2015	500,000	472,500
		5,166,151
U.S. Treasury Obligations 4.5%
U.S. Treasury Bill, 0.045%***, 3/8/2012 (b)	184,000	183,984
U.S. Treasury Notes:
0.75%, 6/15/2014 (c)	4,000,000	4,040,312
1.0%, 8/31/2016	430,000	430,808
1.25%, 8/31/2015	1,500,000	1,535,157
1.5%, 7/31/2016	683,000	700,929
		6,891,190
Total Government & Agency Obligations (Cost $15,470,268)		15,540,548

Loan Participations and Assignments 21.8%
Senior Loans* 19.7%
Academy Ltd., Term Loan, 6.0%, 8/3/2018	1,000,000	991,250
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.25%, 6/17/2018	1,000,000	958,000
Alkermes, Inc., Term Loan B, 6.75%, 9/16/2017	1,000,000	997,500
API Technologies Corp., Term Loan B, 7.75%, 6/1/2016	997,059	959,669
Aspect Software, Inc., Term Loan B, 6.25%, 5/6/2016	994,950	998,681
Asurion Corp., First Lien Term Loan, 5.5%, 5/24/2018	979,545	968,222
AWAS Finance Luxembourg SARL, Term Loan B, 5.25%, 6/10/2016	489,362	492,217
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/2017	997,500	981,789
Bombardier Recreational Products, Inc., Term Loan, 2.89%, 6/28/2013	500,000	480,000
Chrysler Group LLC, Term Loan, 6.0%, 5/24/2017	997,500	940,144
Clear Channel Communication, Inc., Term Loan B, 3.896%, 1/28/2016	500,000	393,540
ClientLogic Corp., Term Loan, 7.138%, 1/30/2017	1,000,000	972,500
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/2016	828,687	829,930
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/2018	1,000,000	991,665
DG FastChannel, Inc., Term Loan B, 5.75%, 7/26/2018	997,500	990,019
Evergreen Tank Solutions, Inc., Second Lien Term Loan, 4.025%, 4/4/2014	500,000	455,832
Exopack LLC, Term Loan, 6.5%, 5/26/2017	997,500	987,525
First Data Corp., Term Loan B, 4.245%, 3/24/2018	500,000	433,035
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	235,634	234,751
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	994,987	934,353
Hercules Offshore LLC, Term Loan B, 7.5%, 7/11/2013	997,396	980,909
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016	997,500	977,550
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017	482,597	483,804
Istar Financial, Inc., Term Loan A1, 5.0%, 6/28/2013	732,688	729,178
Luxlas Fund LP, Term Loan B, 6.5%, 8/12/2017	997,500	986,278
Merrill Communications LLC:
Term Loan, 7.5%, 12/24/2012	500,000	483,125
Second Lien Term Loan, 11.75%, 11/15/2013	547,497	520,123
Neiman Marcus Group, Inc., Term Loan, 5.25%, 5/16/2018	1,000,000	976,565
Reynolds Group Holdings, Inc., Term Loan B, 6.5%, 2/9/2018	995,000	991,269
San Juan Cable Holdings LLC, Term Loan B, 6.0%, 6/9/2017	498,750	488,359
Securus Technologies Holdings, Inc., Term Loan, 5.25%, 5/31/2017	498,750	487,528
Springs Windows Fashions LLC, Term Loan B, 6.0%, 5/31/2017	493,750	486,344
Star West Generation LLC, Term Loan B, 6.0%, 5/14/2018	846,154	817,947
Terex Corp., Term Loan B, 5.5%, 4/28/2017	1,000,000	1,000,205
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/20/2018	997,500	967,575
Toys "R" Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016	997,481	985,641
U.S. Foodservice, Inc., Term Loan B, 5.75%, 3/31/2017	497,500	469,050
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	995,000	1,004,950
Wm. Bolthouse Farms, Inc., Second Lien Term Loan, 9.5%, 8/11/2016	500,000	496,562
		30,323,584
Sovereign Loans 2.1%
Bank of Moscow, 144A, 6.699%, 3/11/2015	620,000	635,500
Gazprom, 144A, 8.125%, 7/31/2014	1,040,000	1,157,004
Russian Agricultural Bank OJSC, Series 1, 144A, 7.175%, 5/16/2013	381,000	401,002
Vimpel Communications, 144A, 6.493%, 2/2/2016	1,000,000	975,000
		3,168,506
Total Loan Participations and Assignments (Cost $33,938,476)		33,492,090

Municipal Bonds and Notes 1.8%
California, State General Obligation, Series 3, 5.65%, Mandatory Put 4/1/2013 @ 100, 4/1/2039 (d)	240,000	254,045
Georgia, State General Obligation, Series E-2, 4.0%, 9/1/2013	260,000	277,184
Illinois, State General Obligation, 3.321%, 1/1/2013 (d)	390,000	397,449
Massachusetts, State School Building Authority Sales Tax Revenue, Series A, 4.0%, 5/15/2014	200,000	216,348
New Jersey, Economic Development Authority Revenue, School Facilities, Series F, Prerefunded 6/15/2013 @ 100, 5.25%, 6/15/2022, INS: FGIC	125,000	134,850
New York, State Local Government Assistance Corp., Series A, 5.0%, 4/1/2014	255,000	282,367
New York, Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/2014	125,000	136,901
Sumner County, TN, General Obligation, 5.0%, 6/1/2014	215,000	238,555
Texas, State Public Finance Authority Revenue, Series A, 5.0%, 7/1/2014	135,000	150,251
Virginia, State Public School Financing Authority, 1997 Resolution, Series B, 5.0%, 8/1/2014	170,000	189,859
Washington, Motor Vehicle Fuel Tax, Series B-1, 4.0%, 8/1/2014	250,000	272,265
Washington, University Revenues, Series A, 5.0%, 4/1/2014	180,000	198,628
Total Municipal Bonds and Notes (Cost $2,725,974)		2,748,702

	Shares	Value ($)

Cash Equivalents 6.1%
Central Cash Management Fund, 0.11% (e) (Cost $9,372,539)	9,372,539	9,372,539

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $155,934,753)+	100.9	155,113,615
Other Assets and Liabilities, Net	(0.9)	(1,420,326)
Net Assets	100.0	153,693,289

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

** These securities are shown at their current rate as of October 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $155,934,753. At October 31, 2011, net unrealized depreciation for all securities based on tax cost was $821,138. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,125,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,946,190.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) At October 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At October 31, 2011, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
5-Year U.S. Treasury Note	USD	12/30/2011	83	10,176,578	42,269

At October 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
2-Year U.S. Treasury Note	USD	12/30/2011	55	12,115,469	(9,574)

Currency Abbreviation
USD United States Dollar

At October 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (f)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2010 3/20/2016	500,000	1	1.00%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(15,725)	(204)	(15,521)
6/22/2009 9/20/2014	1,000,000	2	5.00%	MetLife, Inc., 5.0%, 6/15/2015, A-	76,714	(15,947)	92,661
Total net unrealized appreciation							77,140

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/24/2012 9/24/2013	55,000,000	3	Fixed — 0.49%	Floating — LIBOR	53,247	110,114	(56,867)
9/24/2012 9/24/2013	55,000,000	4	Fixed — 0.49%	Floating — LIBOR	53,248	(4,727)	57,975
9/24/2012 9/26/2016	18,000,000	3	Fixed — 1.325%	Floating — LIBOR	86,198	—	86,198
9/24/2012 9/26/2012	18,000,000	4	Fixed — 1.325%	Floating — LIBOR	86,198	7,512	78,686
10/28/2010 10/28/2025	300,000	1	Floating — LIBOR	Floating — 4.274%++	(4,592)	—	(4,592)
11/1/2010 11/1/2025	390,000	5	Floating — LIBOR	Floating — 4.103%++	(11,733)	—	(11,733)
11/12/2010 11/12/2025	600,000	1	Floating — LIBOR	Floating — 4.28%++	3,014	—	3,014
11/15/2010 11/15/2025	600,000	5	Floating — LIBOR	Floating — 4.586%++	(14,560)	—	(14,560)
11/16/2010 11/16/2025	300,000	1	Floating — LIBOR	Floating — 4.59%++	3,377	—	3,377
11/19/2010 11/19/2025	300,000	5	Floating — LIBOR	Floating — 4.795%++	(6,056)	—	(6,056)
11/23/2010 11/23/2025	150,000	1	Floating — LIBOR	Floating — 4.853%++	2,085	—	2,085
Total net unrealized appreciation							137,527

++ These interest rate swaps are shown at their current rate as of October 31, 2011.

At October 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/26/2011 4/26/2012	2,400,000	4.07%	BNP Paribas BPSTAR Enhanced Momentum Index	(947)	—	(947)
6/9/2010 6/1/2012	6,200,000	6.45%	Citi Global Interest Rate Strategy Index	(103,568)	—	(103,568)
Total unrealized depreciation						(104,515)

Counterparties:

1 Morgan Stanley

2 JPMorgan Chase Securities, Inc.

3 Bank of America

4 BNP Paribas

5 Barclays Bank PLC

6 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$59,126,842	$150,480	$59,277,322
Mortgage-Backed Securities Pass-Throughs	—	2,233,350	—	2,233,350
Asset-Backed	—	4,360,806	—	4,360,806
Commercial Mortgage-Backed Securities	—	15,685,492	—	15,685,492
Collateralized Mortgage Obligations	—	12,402,766	—	12,402,766
Government & Agency Obligations	—	15,540,548	—	15,540,548
Loan Participations and Assignments	—	33,492,090	—	33,492,090
Municipal Bonds and Notes	—	2,748,702	—	2,748,702
Short-Term Investments	9,372,539	—	—	9,372,539
Derivatives (i)	42,269	323,996	—	366,265
Total	$9,414,808	$145,914,592	$150,480	$155,479,880
Liabilities
Derivatives (i)	$(9,574)	$(213,844)	$—	$(223,418)
Total	$(9,574)	$(213,844)	$—	$(223,418)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts, open credit default swap contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Government & Agency Obligations		Total
Balance as of October 31, 2010	$786,550		$867,330		$1,653,880
Realized gain (loss)	245		2,982		3,227
Change in unrealized appreciation (depreciation)	(6,989)		(711)		(7,700)
Amortization premium/discount	674		29		703
Net purchases (sales)	(500,000)		(500,000)		(1,000,000)
Transfers into Level 3	—		—		—
Transfers (out) of Level 3	(130,000	) (j)	(369,630	) (j)	(499,630)
Balance as of October 31, 2011	$150,480		$—		$150,480
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$(6,989)		$—		$(6,989)

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $146,562,214)	$145,741,076
Investment in Central Cash Management Fund (cost $9,372,539)	9,372,539
Total investments in securities, at value (cost $155,934,753)	155,113,615
Cash	22,184
Deposit from broker on swap contracts	350,000
Receivable for investments sold	664,000
Receivable for Fund shares sold	554,053
Interest receivable	1,484,763
Receivable for daily variation margin on futures contracts	37,655
Unrealized appreciation on swap contracts	323,996
Upfront payments paid on swap contracts	117,626
Foreign taxes recoverable	3,121
Due from Advisor	14,870
Other assets	26,102
Total assets	$158,711,985
Liabilities
Payable for investments purchased	2,805,701
Payable for Fund shares redeemed	1,219,509
Payable upon return of deposit for swap contracts	350,000
Unrealized depreciation on swap contracts	213,844
Upfront payments received on swap contracts	20,878
Distributions payable	104,253
Accrued management fee	34,961
Other accrued expenses and payables	269,550
Total liabilities	5,018,696
Net assets, at value	$153,693,289

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(93,873)
Net unrealized appreciation (depreciation) on: Investments	(821,138)
Swap contracts	110,152
Futures	32,695
Accumulated net realized gain (loss)	(25,034,351)
Paid-in capital	179,499,804
Net assets, at value	$153,693,289
Net Asset Value
Class A Net Asset Value and redemption price per share ($71,222,932 ÷ 8,013,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.89
Maximum offering price per share (100 ÷ 97.25 of $8.89)	$9.14
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,164,602 ÷ 243,349 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.90
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($33,500,586 ÷ 3,771,358 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.88
Class S Net Asset Value, offering and redemption price per share ($26,828,615 ÷ 3,014,596 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.90
Institutional Class Net Asset Value, offering and redemption price per share ($19,976,554 ÷ 2,244,235 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$6,820,340
Income distributions — Central Cash Management Fund	9,601
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	616
Total income	6,830,557
Expenses: Management fee	664,484
Administration fee	164,722
Services to shareholders	275,588
Distribution and service fees	544,478
Custodian fee	48,164
Professional fees	102,061
Reports to shareholders	65,025
Registration fees	81,287
Trustees' fees and expenses	6,548
Other	38,368
Total expenses before expense reductions	1,990,725
Expense reductions	(604,722)
Total expenses after expense reductions	1,386,003
Net investment income	5,444,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,369,167
Swap contracts	(3,886,772)
Futures	(1,209,479)
Payments by affiliate (see Note G)	106,648
(1,620,436)
Change in net unrealized appreciation (depreciation) on: Investments	(7,743,084)
Swap contracts	(19,278)
Futures	32,695
(7,729,667)
Net gain (loss)	(9,350,103)
Net increase (decrease) in net assets resulting from operations	$(3,905,549)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$5,444,554	$5,188,237
Net realized gain (loss)	(1,620,436)	(1,172,821)
Change in net unrealized appreciation (depreciation)	(7,729,667)	2,962,418
Net increase (decrease) in net assets resulting from operations	(3,905,549)	6,977,834
Distributions to shareholders from: Net investment income: Class A	(3,213,341)	(3,750,178)
Class B	(66,885)	(96,750)
Class C	(757,084)	(716,908)
Class S	(822,484)	(309,698)
Institutional Class	(585,781)	(403,955)
Return of capital: Class A	(79,148)	—
Class B	(1,647)	—
Class C	(18,648)	—
Class S	(20,259)	—
Institutional Class	(14,429)	—
Total distributions	(5,579,706)	(5,277,489)
Fund share transactions: Proceeds from shares sold	144,816,894	60,193,316
Reinvestment of distributions	4,773,486	4,531,425
Payments for shares redeemed	(149,978,095)	(67,099,298)
Net increase (decrease) in net assets from Fund share transactions	(387,715)	(2,374,557)
Increase (decrease) in net assets	(9,872,970)	(674,212)
Net assets at beginning of period	163,566,259	164,240,471
Net assets at end of period (including accumulated distributions in excess of net investment income of $93,873 and $198,778, respectively)	$153,693,289	$163,566,259

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.32	$9.23	$9.00	$9.91	$9.91
Income (loss) from investment operations: Net investment incomea	.31	.31	.35	.41	.43
Net realized and unrealized gain (loss)	(.42)	.09	.23	(.90)	.00 *
Total from investment operations	(.11)	.40	.58	(.49)	.43
Less distributions from: Net investment income	(.31)	(.31)	(.35)	(.42)	(.43)
Return of capital	(.01)	—	—	—	—
Total distributions	(.32)	(.31)	(.35)	(.42)	(.43)
Net asset value, end of period	$8.89	$9.32	$9.23	$9.00	$9.91
Total Return (%)b,c	(1.36)	4.50	6.62	(5.19)	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	106	119	135	86
Ratio of expenses before expense reductions (%)	1.17	1.08	1.10	.95	1.14
Ratio of expenses after expense reductions (%)	.76	.75	.70	.70	.70
Ratio of net investment income (%)	3.39	3.28	3.91	4.22	4.31
Portfolio turnover rate (%)	120	101	177	181	230
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.33	$9.23	$9.00	$9.91	$9.91
Income (loss) from investment operations: Net investment incomea	.24	.24	.28	.34	.35
Net realized and unrealized gain (loss)	(.42)	.10	.23	(.91)	.00 *
Total from investment operations	(.18)	.34	.51	(.57)	.35
Less distributions from: Net investment income	(.24)	(.24)	(.28)	(.34)	(.35)
Return of capital	(.01)	—	—	—	—
Total distributions	(.25)	(.24)	(.28)	(.34)	(.35)
Net asset value, end of period	$8.90	$9.33	$9.23	$9.00	$9.91
Total Return (%)b,c	(2.09)	3.72	5.83	(5.91)	3.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	6	6
Ratio of expenses before expense reductions (%)	1.92	1.89	1.89	1.84	1.90
Ratio of expenses after expense reductions (%)	1.51	1.50	1.45	1.45	1.45
Ratio of net investment income (%)	2.64	2.53	3.16	3.47	3.56
Portfolio turnover rate (%)	120	101	177	181	230
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.32	$9.22	$8.99	$9.90	$9.90
Income (loss) from investment operations: Net investment incomea	.24	.24	.28	.34	.35
Net realized and unrealized gain (loss)	(.43)	.10	.23	(.91)	.00 *
Total from investment operations	(.19)	.34	.51	(.57)	.35
Less distributions from: Net investment income	(.24)	(.24)	(.28)	(.34)	(.35)
Return of capital	(.01)	—	—	—	—
Total distributions	(.25)	(.24)	(.28)	(.34)	(.35)
Net asset value, end of period	$8.88	$9.32	$9.22	$8.99	$9.90
Total Return (%)b,c	(2.08)	3.73	5.85	(5.92)	3.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	27	26	21	21
Ratio of expenses before expense reductions (%)	1.82	1.80	1.81	1.74	1.87
Ratio of expenses after expense reductions (%)	1.51	1.50	1.46	1.45	1.45
Ratio of net investment income (%)	2.64	2.53	3.16	3.47	3.56
Portfolio turnover rate (%)	120	101	177	181	230
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.33	$9.24	$9.00	$9.91	$9.91
Income (loss) from investment operations: Net investment incomea	.33	.33	.37	.43	.45
Net realized and unrealized gain (loss)	(.42)	.09	.24	(.90)	.00 *
Total from investment operations	(.09)	.42	.61	(.47)	.45
Less distributions from: Net investment income	(.33)	(.33)	(.37)	(.44)	(.45)
Return of capital	(.01)	—	—	—	—
Total distributions	(.34)	(.33)	(.37)	(.44)	(.45)
Net asset value, end of period	$8.90	$9.33	$9.24	$9.00	$9.91
Total Return (%)b	(1.09)	4.75	7.01	(4.96)	4.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	12	7	4	1
Ratio of expenses before expense reductions (%)	.81	.79	.77	.75	1.15
Ratio of expenses after expense reductions (%)	.51	.50	.46	.45	.45
Ratio of net investment income (%)	3.63	3.53	4.16	4.47	4.56
Portfolio turnover rate (%)	120	101	177	181	230
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.34	$9.24	$9.01	$9.92	$9.92
Income (loss) from investment operations: Net investment incomea	.33	.33	.37	.43	.45
Net realized and unrealized gain (loss)	(.43)	.10	.23	(.90)	.00 *
Total from investment operations	(.10)	.43	.60	(.47)	.45
Less distributions from: Net investment income	(.33)	(.33)	(.37)	(.44)	(.45)
Return of capital	(.01)	—	—	—	—
Total distributions	(.34)	(.33)	(.37)	(.44)	(.45)
Net asset value, end of period	$8.90	$9.34	$9.24	$9.01	$9.92
Total Return (%)b	(1.09)	4.76	6.90	(4.95)	4.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	15	9	11	18
Ratio of expenses before expense reductions (%)	.78	.76	.76	.68	.82
Ratio of expenses after expense reductions (%)	.51	.50	.45	.45	.45
Ratio of net investment income (%)	3.63	3.53	4.17	4.47	4.56
Portfolio turnover rate (%)	120	101	177	181	230
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Short Duration Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while maintaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of October 31, 2011.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $25,002,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(25,002,000)
Net unrealized appreciation (depreciation) on investments	$(821,138)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$5,445,575	$5,277,489
Return of capital distributions	$134,131	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $57,640,000 to $182,640,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund invested in credit default swap contracts purchased with a total notional amount generally indicative of a range from $0 to $2,500,000, and the investment in credit default swap contracts sold had a total contract value generally indicative of a range from $1,470,000 to $1,500,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund's investment in total return swap contracts had a total notional amount generally indicative of a range from $6,200,000 to $20,300,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $74,524,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $56,273,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Futures Contracts	Total Value
Interest Rate Contracts (a) (b)	$231,335	$42,269	$273,604
Credit Contracts (a)	92,661	—	92,661
	$323,996	$42,269	$366,265

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Swap Contracts	Futures Contracts	Total Value
Interest Rate Contracts (a) (b)	$(198,323)	$(9,574)	$(207,897)
Credit Contracts (a)	(15,521)	—	(15,521)
	$(213,844)	$(9,574)	$(223,418)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(3,856,985)	$(1,209,479)	$(5,066,464)
Credit Contracts (a)	(29,787)	—	(29,787)
	$(3,886,772)	$(1,209,479)	$(5,096,251)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swaps contracts and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$23,705	$32,695	$56,400
Credit Contracts (a)	(42,983)	—	(42,983)
	$(19,278)	$32,695	$13,417

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures contracts, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $141,450,070 and $151,879,670, respectively. Purchases and sales of U.S. Treasury securities aggregated $46,231,000 and $46,242,129, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

In addition, for the period from November 1, 2010 through September 30, 2011, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.50%
Institutional Class	.50%

For the period from October 1, 2011 through October 31, 2011, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended October 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $336,442, and the amount charged aggregated $328,042, which was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $164,722, of which $13,099 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$62,496	$62,496
Class B	2,354	2,354
Class C	11,380	11,380
Class S	3,358	3,358
Institutional Class	3,354	3,354
	$82,942	$82,942

In addition, the Advisor reimbursed $16,129 and $7,356 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$19,079	$2,444
Class C	210,328	23,758
	$229,407	$26,202

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$238,675	$141,683	$—	.10%
Class B	6,359	2,881	1,289	.14%
Class C	70,037	17,289	17,517	.19%
	$315,071	$161,853	$18,806

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated 15,664.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for the Class B and C shares aggregated $5,942 and $11,408, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $6,145 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $30,090, of which $8,796 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,971,481	$45,398,988	2,444,674	$22,633,488
Class B	23,115	209,175	100,099	927,117
Class C	1,875,584	17,009,224	1,085,351	10,035,823
Class S	6,556,949	59,869,355	1,227,446	11,374,348
Institutional Class	2,444,667	22,330,152	1,641,957	15,222,540
		$144,816,894		$60,193,316
Shares issued to shareholders in reinvestment of distributions
Class A	343,367	$3,125,725	380,432	$3,521,318
Class B	6,794	61,831	8,254	76,418
Class C	65,154	589,540	54,463	503,747
Class S	64,893	584,007	21,545	199,739
Institutional Class	45,586	412,383	24,825	230,203
		$4,773,486		$4,531,425
Shares redeemed
Class A	(8,707,853)	$(78,458,470)	(4,307,874)	$(39,887,401)
Class B	(107,375)	(981,253)	(248,506)	(2,303,371)
Class C	(1,095,018)	(9,988,360)	(1,000,222)	(9,257,209)
Class S	(4,931,124)	(44,076,098)	(637,251)	(5,907,954)
Institutional Class	(1,809,201)	(16,473,914)	(1,049,868)	(9,743,363)
		$(149,978,095)		$(67,099,298)
Net increase (decrease)
Class A	(3,393,005)	$(29,933,757)	(1,482,768)	$(13,732,595)
Class B	(77,466)	(710,247)	(140,153)	(1,299,836)
Class C	845,720	7,610,404	139,592	1,282,361
Class S	1,690,718	16,377,264	611,740	5,666,133
Institutional Class	681,052	6,268,621	616,914	5,709,380
		$(387,715)		$(2,374,557)

G. Payments by Affiliate

During the year ended October 31, 2011, the Advisor fully reimbursed $106,648 to compensate for a breach of the Fund's procedures. The amount of the loss reimbursed was 0.06% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Ultra-Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund) (the "Fund") at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 22, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ULTRA SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$58,002	$0	$0	$0
2010	$58,002	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Ultra-Short Duration Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011